                                                               Exhibit (g)(1)(i)

(ING FUNDS LOGO)

May 16, 2007

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Solution Growth and Income Portfolio and ING Solution Growth Portfolio, two newly established series of ING Partners, Inc., ING SPorts Core Fixed Income Fund and ING SPorts Core Plus Fixed Income Fund, two newly established series of ING Separate Portfolios Trust, ING International Equity Dividend Fund, a newly established series of ING Mutual Funds, ING Pioneer Equity Income Portfolio, a series of ING Investors Trust, and ING International High Dividend Equity Income Fund, a newly established registrant (the "Funds"), effective May 16, 2007, to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated April 30, 2007.

     The AMENDED EXHIBIT A has also been updated 1) to reflect the name change of ING Principal Protection Fund III to ING Index Plus LargeCap Equity Fund III and 2) by the removal of ING MidCap Value Fund, ING SmallCap Value Fund and ING FMRSM Diversified Mid Cap Portfolio as these funds recently merged into other funds.

7337 E. Doubletree     Tel: 480-477-3000  ING International High Dividend Equity
Ranch Rd. Scottsdale,  Fax: 480-477-2700                             Income Fund
AZ 85258-2034          www.ingfunds.com                      ING Investors Trust
                                                                ING Mutual Funds
                                                              ING Partners, Inc.
                                                   ING Separate Portfolios Trust

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                        Sincerely,


                                        ----------------------------------------
                                        Todd Modic
                                        Senior Vice President
                                        ING International High Dividend Equity
                                        Income Fund
                                        ING Investors Trust
                                        ING Mutual Funds
                                        ING Partners, Inc.
                                        ING Separate Portfolios Trust

ACCEPTED AND AGREED TO:
The Bank of New York


By:
    ---------------------------------
Name:
      -------------------------------
Title:              , Duly Authorized
       -------------

                                     FORM OF
                                AMENDED EXHIBIT A

FUND                                                          EFFECTIVE DATE
----                                                        ------------------
ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND             March 27, 2007

ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A                      May 17, 2004
   ING Corporate Leaders Trust - Series B                      May 17, 2004

ING EQUITY TRUST
   ING Financial Services Fund                                 June 9, 2003
   ING Fundamental Research Fund                            December 28, 2005
   ING Index Plus LargeCap Equity Fund                         June 2, 2003
   ING Index Plus LargeCap Equity Fund II                      June 2, 2003
   ING Index Plus LargeCap Equity Fund III                     June 2, 2003
   ING LargeCap Growth Fund                                    June 9, 2003
   ING LargeCap Value Fund                                   February 1, 2004
   ING MidCap Opportunities Fund                               June 9, 2003
   ING Opportunistic LargeCap Fund                          December 28, 2005
   ING Principal Protection Fund IV                            June 2, 2003
   ING Principal Protection Fund V                             June 2, 2003
   ING Principal Protection Fund VI                            June 2, 2003
   ING Principal Protection Fund VII                           May 1, 2003
   ING Principal Protection Fund VIII                        October 1, 2003
   ING Principal Protection Fund IX                          February 2, 2004
   ING Principal Protection Fund X                             May 3, 2004
   ING Principal Protection Fund XI                          August 16, 2004
   ING Principal Protection Fund XII                        November 15, 2004
   ING Real Estate Fund                                        June 9, 2003
   ING SmallCap Opportunities Fund                             June 9, 2003
   ING SmallCap Value Choice Fund                            February 1, 2005
   ING Value Choice Fund                                     February 1, 2005

ING FUNDS TRUST
   ING Classic Money Market Fund                              April 7, 2003
   ING GNMA Income Fund                                       April 7, 2003
   ING High Yield Bond Fund                                   April 7, 2003
   ING Institutional Prime Money Market Fund                  July 29, 2005
   ING Intermediate Bond Fund                                 April 7, 2003
   ING National Tax-Exempt Bond Fund                          April 7, 2003

ING GET FUND
   ING GET Fund - Series Q                                    July 14, 2003
   ING GET Fund - Series R                                    July 14, 2003

   ING GET Fund - Series S                                    July 14, 2003
   ING GET Fund - Series T                                    July 14, 2003
   ING GET Fund - Series U                                    July 14, 2003
   ING GET Fund - Series V                                    March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND        March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND             October 27, 2005

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND                  TBD

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                           June 9, 2003

ING INVESTORS TRUST
   ING AllianceBernstein Mid Cap Growth Portfolio            January 6, 2003
   ING American Funds Growth Portfolio                      September 2, 2003
   ING American Funds Growth-Income Portfolio               September 2, 2003
   ING American Funds International Portfolio               September 2, 2003
   ING BlackRock Large Cap Growth Portfolio                  January 6, 2003
   ING BlackRock Large Cap Value Portfolio                   January 6, 2003
   ING BlackRock Inflation Protected Bond Portfolio           April 30, 2007
   ING Capital Guardian U.S. Equities Portfolio              January 13, 2003
   ING Disciplined Small Cap Value Portfolio                  April 28, 2006
   ING EquitiesPlus Portfolio                                 April 28, 2006
   ING Evergreen Health Sciences Portfolio                     May 3, 2004
   ING Evergreen Omega Portfolio                               May 3, 2004
   ING FMR(SM) Large Cap Growth Portfolio                     April 29, 2005
   ING FMR(SM) Mid Cap Growth Portfolio                      January 13, 2003
   ING Franklin Income Portfolio                              April 28, 2006
   ING Franklin Mutual Shares Portfolio                       April 30, 2007
   ING Franklin Templeton Founding Strategy                   April 30, 2007
   ING Global Real Estate Portfolio                          January 3, 2006
   ING Global Resources Portfolio                            January 13, 2003
   ING Global Technology Portfolio                           January 6, 2003
   ING International Growth Opportunities Portfolio          January 13, 2003
   ING Janus Contrarian Portfolio                            January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio            January 13, 2003
   ING JPMorgan Small Cap Core Equity Portfolio              January 13, 2003
   ING JPMorgan Value Opportunities Portfolio                 April 29, 2005
   ING Julius Baer Foreign Portfolio                         January 13, 2003
   ING Legg Mason Value Portfolio                            January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio                   May 1, 2004
   ING LifeStyle Growth Portfolio                              May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                     May 1, 2004
   ING LifeStyle Moderate Portfolio                            May 1, 2004

   ING Limited Maturity Bond Portfolio                       January 6, 2003
   ING Liquid Assets Portfolio                               January 6, 2003
   ING Lord Abbett Affiliated Portfolio                      January 6, 2003
   ING MarketPro Portfolio                                    August 1, 2005
   ING MarketStyle Growth Portfolio                           August 1, 2005
   ING MarketStyle Moderate Growth Portfolio                  August 1, 2005
   ING MarketStyle Moderate Portfolio                         August 1, 2005
   ING Marsico Growth Portfolio                              January 13, 2003
   ING Marsico International Opportunities Portfolio          April 29, 2005
   ING MFS Total Return Portfolio                            January 13, 2003
   ING MFS Utilities Portfolio                                April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)                  January 13, 2003
   ING PIMCO Core Bond Portfolio                             January 13, 2003
   ING PIMCO High Yield Portfolio                            November 5, 2003
   ING Pioneer Equity Income Portfolio                             TBD
   ING Pioneer Fund Portfolio                                 April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                        April 29, 2005
   ING Stock Index Portfolio                                 November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio          January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                 January 13, 2003
   ING Templeton Global Growth Portfolio                     January 13, 2003
   ING UBS U.S. Allocation Portfolio                         January 6, 2003
   ING Van Kampen Capital Growth Portfolio                   January 13, 2003
   ING Van Kampen Global Franchise Portfolio                 January 13, 2003
   ING Van Kampen Growth and Income Portfolio                January 13, 2003
   ING Van Kampen Real Estate Portfolio                      January 13, 2003
   ING VP Index Plus International Equity Portfolio           July 29, 2005
   ING Wells Fargo Disciplined Value Portfolio               January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio          November 30, 2005

ING MAYFLOWER TRUST
   ING International Value Fund                              November 3, 2003

ING MUTUAL FUNDS
   ING Disciplined International SmallCap Fund              December 20, 2006
   ING Diversified International Fund                        December 7, 2005
   ING Emerging Countries Fund                               November 3, 2003
   ING Emerging Markets Fixed Income Fund                    December 7, 2005
   ING Foreign Fund                                            July 1, 2003
   ING Global Bond Fund                                       June 19, 2006
   ING Global Equity Dividend Fund                          September 2, 2003
   ING Global Natural Resources Fund                         November 3, 2003
   ING Global Real Estate Fund                               November 3, 2003
   ING Global Value Choice Fund                              November 3, 2003
   ING Greater China Fund                                    December 7, 2005
   ING Index Plus International Equity Fund                  December 7, 2005

   ING International Capital Appreciation Fund               December 7, 2005
   ING International Equity Dividend Fund                          TBD
   ING International Fund                                    November 3, 2003
   ING International Real Estate Fund                       February 28, 2006
   ING International SmallCap Fund                           November 3, 2003
   ING International Value Choice Fund                       February 1, 2005
   ING International Value Opportunities Fund               February 28, 2007
   ING Russia Fund                                           November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value Portfolio        January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio        January 10, 2005
   ING Baron Asset Portfolio                                 December 7, 2005
   ING Baron Small Cap Growth Portfolio                      January 10, 2005
   ING Columbia Small Cap Value II Portfolio                  April 28, 2006
   ING Davis Venture Value Portfolio                         January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio              November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio              November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                     November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                    November 15, 2004
   ING Fundamental Research Portfolio                        January 10, 2005
   ING JPMorgan International Portfolio                      January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                      January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio       January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio        January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio      December 7, 2005
   ING Neuberger Berman Partners Portfolio                   December 7, 2005
   ING Neuberger Berman Regency Portfolio                    December 7, 2005
   ING OpCap Balanced Value Portfolio                        January 10, 2005
   ING Oppenheimer Global Portfolio                          January 10, 2005
   ING Oppenheimer Strategic Income Portfolio                January 10, 2005
   ING PIMCO Total Return Portfolio                          January 10, 2005
   ING Pioneer High Yield Portfolio                          December 7, 2005
   ING Solution 2015 Portfolio                                April 29, 2005
   ING Solution 2025 Portfolio                                April 29, 2005
   ING Solution 2035 Portfolio                                April 29, 2005
   ING Solution 2045 Portfolio                                April 29, 2005
   ING Solution Growth and Income Portfolio                        TBD
   ING Solution Growth Portfolio                                   TBD
   ING Solution Income Portfolio                              April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio    January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio                 January 10, 2005
   ING Templeton Foreign Equity Portfolio                   November 30, 2005
   ING Thornburg Value Portfolio                             January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                   January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio                    April 28, 2006

   ING Van Kampen Comstock Portfolio                         January 10, 2005
   ING Van Kampen Equity and Income Portfolio                January 10, 2005

ING RISK MANAGED NATURAL RESOURCES FUND                      October 24, 2006

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                     June 2, 2003
   ING 130/30 Fundamental Research Fund                       April 28, 2006
   ING Balanced Fund                                           June 2, 2003
   ING Global Science and Technology Fund                      June 2, 2003
   ING Growth and Income Fund                                  June 9, 2003
   ING Growth Fund                                             June 9, 2003
   ING Index Plus LargeCap Fund                                June 9, 2003
   ING Index Plus MidCap Fund                                  June 9, 2003
   ING Index Plus SmallCap Fund                                June 9, 2003
   ING International Growth Fund                             November 3, 2003
   ING Money Market Fund                                       June 2, 2003
   ING Small Company Fund                                      June 9, 2003
   ING Strategic Allocation Conservative Fund                  June 2, 2003
   ING Strategic Allocation Growth Fund                        June 2, 2003
   ING Strategic Allocation Moderate Fund                      June 2, 2003

ING SEPARATE PORTFOLIOS TRUST
   ING SPorts Core Fixed Income Fund                                TBD
   ING SPorts Core Plus Fixed Income Fund                           TBD

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Conservative Portfolio          July 7, 2003
   ING VP Strategic Allocation Growth Portfolio                July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio              July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                          July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                     June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                   September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                   December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                     March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                     June 11, 2004
   ING GET U.S. Core Portfolio - Series 6                   September 10, 2004
   ING GET U.S. Core Portfolio - Series 7                   December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                     March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                      June 8, 2005
   ING GET U.S. Core Portfolio - Series 10                  September 7, 2005
   ING GET U.S. Core Portfolio - Series 11                   December 6, 2005

   ING GET U.S. Core Portfolio - Series 12                    March 2, 2006
   ING GET U.S. Core Portfolio - Series 13                    June 22, 2006
   ING GET U.S. Core Portfolio - Series 14                  December 21, 2006
   ING VP Global Equity Dividend Portfolio                   November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology Portfolio              July 7, 2003
   ING VP Growth Portfolio                                     July 7, 2003
   ING VP Index Plus LargeCap Portfolio                        July 7, 2003
   ING VP Index Plus MidCap Portfolio                          July 7, 2003
   ING VP Index Plus SmallCap Portfolio                        July 7, 2003
   ING VP International Equity Portfolio                     November 3, 2003
   ING VP Small Company Portfolio                              July 7, 2003
   ING VP Value Opportunity Portfolio                          July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Financial Services Portfolio                         May 1, 2004
   ING VP High Yield Bond Portfolio                          October 6, 2003
   ING VP International Value Portfolio                      November 3, 2003
   ING VP MidCap Opportunities Portfolio                     October 6, 2003
   ING VP Real Estate Portfolio                                May 1, 2004
   ING VP SmallCap Opportunities Portfolio                   October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                             July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                  July 7, 2003